Filed pursuant to Rule 497(e)

Registration Nos. 333-221764; 811-23312

Azoria 500 Meritocracy ETF (SPXM)

listed on Cboe BZX Exchange, Inc.

(the “Fund”)

August 4, 2025

Supplement to the Prospectus

and Statement of Additional Information (“SAI”),

each dated June 16, 2025

Effective immediately, all references in the Fund’s prospectus and SAI to the Fund’s payment of annual income distributions are hereby changed to reflect that the Fund will seek to make such distributions on a monthly basis. Net realized capital gains distributions will continue to be paid at least annually.

Please retain this Supplement for future reference.